EXHIBIT 10.1

Executive Retention Incentive Agreement
Thomas M. O’Brien

This Executive Retention Incentive Agreement (the “Agreement”) is made and entered into on April 28, 2011 by and among State Bancorp, Inc., a New York corporation (the “Seller”), State Bank of Long Island, a New York chartered commercial bank (the “Seller Bank”), Valley National Bancorp, a New Jersey corporation (the “Buyer”), Valley National Bank (the “Buyer Bank”) and Thomas M. O’Brien, an individual (the “Executive”).

Introductory Statement

The Seller and the Buyer have entered into an Agreement and Plan of Merger dated April 28, 2011 (the “Merger Agreement”) pursuant to which the Seller will be merged into the Buyer and the Seller Bank will be merged into the Buyer Bank (the “Transaction”).  The Executive, the Seller Bank and the Seller are parties to xxxxxxxx an Amended and Restated Employment Agreement as of December 10, 2007, an Amendment of Amended and Restated Employment Agreement as of December 5, 2008 and a Second Amendment of Amended and Restated Employment Agreement as of December 14, 2009 and a Third Amendment of Amended and Restated Employment Agreement dated April 21, 2011 (the “Employment Agreement”), and the Executive participates in other compensation and benefit programs of the Seller and the Seller Bank (the “Other Compensation and Benefit Programs”) which provide compensation and benefits the legal right to which, or the timing of payment of which, is tied to the Executive’s termination of employment.  In order to clarify the relative rights and obligations of the Seller, the Seller Bank, the Buyer, the Buyer Bank and the Executive under the Employment Agreement and the Other Compensation and Benefit Programs, to facilitate an orderly closing of the Transaction, and to provide additional flexibility to the Buyer and the Buyer Bank in retaining the Executive’s services following the closing of the Transaction, and as an inducement to the Buyer to enter into the Merger Agreement and consummate the Transaction, the parties have reached the following agreement.

Agreement

1.           Settlement of Employment Agreement.

(a)           Set forth below is the amount of the Monetary Payment and the listing of other in-kind benefits to which the Executive is or may be entitled under the Employment Agreement:

Monetary Payment	$2,250,000
Continued Health Insurance (including medical, hospitalization, prescription drug dental and vision)
Continuation period: until both the Executive and his spouse are eligible for Medicare benefits subject to the same co-pays and deductibles as apply to current employees.  The Executive shall not be required to pay any portion of the premium cost for such coverage.
Type of coverage:  Family coverage

Subject to sections 1(c) and 8 of this Agreement, upon the consummation of the Transaction, the Executive shall have a fully vested and unconditional right to such Monetary Payment and in-kind benefits, without any requirement that the Executive’s employment with the Seller, the Seller Bank, the Buyer and/or the Buyer Bank terminate or be continued for any period of time.  The Buyer shall pay and provide, or cause the payment and provision of, such Monetary Payment and in-kind benefits in accordance with the provisions of this Agreement.

(b)           Subject to section 1(c) of this Agreement, the Buyer shall pay or cause the payment of the Monetary Payment (plus interest, if applicable, at the Interest Rate (as hereinafter defined)) to the Executive on the earliest of:

(x)           at the time and in the form specified for payment of the Monetary Payment by the Employment Agreement;

(y)           if the Seller (with the written consent of the Buyer) or the Buyer terminates all non-qualified deferred compensation arrangements that must be terminated and liquidated in order for such payment to be made without penalty to the Executive under 26 C.F.R. §1.409A-3(j)(4)(ix)(C), within the payment period required for compliance with 26 C.F.R. §1.409A-3(j)(4)(ix)(C); and

(z)           if the Buyer exercises, within the period required for compliance with 26 C.F.R. §1.409A-3(j)(4)(ix)(B), its discretion to terminate or direct the termination of all non-qualified deferred compensation arrangements that must be terminated and liquidated in order for such payment to be made without penalty to the Executive under 26 C.F.R. §1.409A-3(j)(4)(ix)(B), during the period required for compliance with 26 C.F.R. §1.409A-3(j)(4)(ix)(B).

To the extent the Monetary Payment is not paid to the Executive on or prior to the Closing Date, Seller shall deposit the Monetary Payment (subject to section 1(c)) or cause it to be deposited in a grantor trust which meets the requirements of Revenue Procedure 92-65 (as amended or superseded from time to time), the trustee of which shall be a financial institution selected by the Seller with the approval of the Buyer (which approval shall not be unreasonably withheld or delayed), pursuant to a trust agreement the terms of which are approved by the Buyer (which approval shall not be unreasonably withheld or delayed) (the “Rabbi Trust”).  The Monetary Payment shall be credited with interest from the Closing Date at an annual rate not less favorable than the most favorable rate and corresponding crediting and compounding periods applicable from time to time under the nonqualified deferred compensation plans of the Buyer and the Buyer Bank (the “Interest Rate”).

(c)           If the Executive’s employment terminates prior to the Closing Date for any reason other than death, discharge without “Cause” (as hereinafter defined) or Disability (as hereinafter defined), the Executive shall have no rights, and the Buyer and the Buyer Bank shall have no obligations, under this section 1.  For purposes of this Agreement, “Disability” shall mean a physical or mental condition rendering the Executive eligible for benefits under (i) before the Closing Date, the Seller’s or the Seller Bank’s group long-term disability insurance plan, or (ii) disability benefits under the federal Social Security Act, or (iii) on and after the Closing Date, the Buyer’s or the Buyer Bank’s group long-term disability insurance plan.

(d)           The Executive stipulates that performance of this section 1 by the Buyer and the Buyer Bank on and after the Closing Date shall constitute complete satisfaction of the Executive’s rights under the Employment Agreement.  The Buyer and the Buyer Bank stipulate that the Executive shall have no continuing obligations under the Employment Agreement whatsoever after the Closing Date other than as set forth or incorporated by reference in this Agreement.

(e)           The obligation to make any payment (other than a deposit in the Rabbi Trust) or provide any benefit set forth in this section 1 shall be contingent on the Executive’s execution and delivery to the Buyer of a release in the form attached to this Agreement as Exhibit A not later than (i) two (2) business days after termination of employment if section 1(b)(x) is applicable and (ii) in all other cases, five (5) business days after receipt of a written request therefor from the Buyer made at least thirty (30) days prior to the expiration of the payment period required for compliance with 26 C.F.R. §1.409A-3(j)(4)(ix)(B) or (C), as applicable.  The obligations under this section 1 shall be suspended until the eighth day following receipt of such executed release.  If, under the circumstances, the date on which the Executive delivers such release may affect the calendar year in which payment would be made, payment shall not be made before January 1st of the later calendar year.

2.           Settlement of Other Non-qualified Deferred Compensation Plans.

(a)           The Executive is a participant with benefits under the following non-qualified deferred compensation plans:

Plan Name	Account Balance at __________	Payment Date	Payment Schedule
None	None	None	None

On the Closing Date, the Executive shall have a fully vested and unconditional right to such benefits without any requirement that the Executive’s employment with the Seller, the Seller Bank, the Buyer and/or the Buyer Bank terminate or be continued for any specified period of time.  The Buyer shall pay and provide, or cause the payment of such benefits in accordance with the provisions of this Agreement.

(b)           The Buyer shall pay or cause the payment of the non-qualified deferred compensation plan benefits to the Executive, plus any interest thereon from the Closing Date at the Interest Rate, on the earliest of:

(x)           at the time and in the form specified by the applicable plan;

(y)           if the Seller (with the written consent of the Buyer) or the Buyer terminates all non-qualified deferred compensation arrangements that must be terminated and liquidated in order for such payment to be made without penalty to the Executive under 26 C.F.R. §1.409A-3(j)(4)(ix)(C), within the payment period required for compliance with 26 C.F.R. §1.409A-3(j)(4)(ix)(C); and

(z)           if the Buyer exercises, within the period required for compliance with 26 C.F.R. §1.409A-3(j)(4)(ix)(B), its discretion to terminate or direct the termination of all non-qualified deferred compensation arrangements that must be terminated and liquidated in order for such payment to be made without penalty to the Executive under 26 C.F.R. §1.409A-3(j)(4)(ix)(B), during the period required for compliance with 26 C.F.R. §1.409A-3(j)(4)(ix)(B).

To the extent the non-qualified deferred compensation plan benefits are not paid to the Executive on or prior to the Closing Date, Seller shall deposit the non-qualified deferred compensation plan benefits or cause them to be deposited in the Rabbi Trust.  The non-qualified deferred compensation plan benefits shall be credited with interest from the Closing Date at the Interest Rate.

(c)           The provisions of this section 2 shall apply whether or not the Executive’s termination of employment occurs before, on or after the Closing Date and without regard to the circumstances of such termination.

3.           Right to Terminate Employment Agreement, Non-qualified Deferred
Compensation Plans.

Notwithstanding anything in the Employment Agreement or the governing instruments for any non-qualified deferred compensation plan:

(a)           the Seller or the Seller Bank (through and including the Closing Date) and the Buyer or the Buyer Bank (after the Closing Date), as applicable, shall have the unilateral right to terminate the Employment Agreement and the non-qualified deferred compensation plans for the purpose of facilitating payments to the Executive under this Agreement without penalty in accordance with 26 C.F.R. §1.409A-3(j)(4)(ix)(C); and

(b)           during the period beginning thirty (30) days before the Closing Date and ending on the first anniversary of the Closing Date the Seller or the Seller Bank (in either case only at the direction of the Buyer) or the Buyer or the Buyer Bank, as applicable, shall have the unilateral right to terminate the Employment Agreement and the non-qualified deferred compensation plans for the purpose of facilitating payments to the Executive under this Agreement without penalty in accordance with 26 C.F.R. §1.409A-3(j)(4)(ix)(B).

Any such termination shall be without prejudice to the Executive’s rights under this Agreement.  The Executive hereby waives any right he may otherwise have to consent to or withhold consent to, or otherwise prevent, a termination of the Employment Agreement or any non-qualified deferred compensation plan as contemplated by the provisions of  this section 3.

4.           Settlement of Equity Awards.  Notwithstanding the provision of any equity compensation plan, award agreement, other instrument under which stock options, stock awards or other equity-linked awards have been granted or by which any such options or awards are governed:  (a) each option to purchase common stock of the Buyer that is outstanding to the executive on the Closing Date shall be fully vested and exercisable from and after the Closing Date through the end of the exercise period determined under the applicable option plan or agreement and (b) each restricted stock award that is outstanding on the Closing date shall be fully vested without any requirement for the performance of future services.

5.           Employment After Closing Through Conversion Date and Retention Payments for Staying Through Such Period

(a)           The Executive hereby agrees to provide services as a transitional employee to the Buyer and the Buyer Bank for a period of one hundred eighty (180) days beginning on the day after the Closing Date (the “Term”).  The Executive’s employment with the Buyer and the Buyer Bank may be extended beyond the Term as the parties mutually agree.

(b)           During the Term, the Executive's principal place of employment shall be the same as his principal place of employment immediately prior to the Closing Date (the Current Place of Employment) but the Buyer and the Buyer Bank shall have the right, in their sole and absolute discretion, to assign the Executive to work at any branch, executive or administrative office of the Buyer or the Buyer Bank located in the New York City metropolitan area and to require the Executive to travel to customer worksites and other office locations of the Buyer or the Buyer Bank consistent with business needs.

(c)           During the Term, the Executive shall serve as a non-executive employee of the Buyer and/or the Buyer Bank , performing such duties and having such non-executive position, title and authority as may reasonably be assigned to him by the Buyer and/or the Buyer Bank, provided that such duties are generally similar to the duties required prior to the Closing Date.  The Executive shall devote his full business time and attention (other than during vacation periods and periods of illness or approved leaves of absence) to the business and affairs of the Buyer and the Buyer Bank.

(d)           In consideration for the services to be rendered by Executive during the Term:

(i)           The Buyer shall pay or cause the Buyer Bank to pay him a salary at an annualized rate equal to Five Hundred Thousand Dollars ($500,000), payable in approximately equal installments in accordance with the Buyer Bank’s customary payroll practices for similarly situated employees.

(ii)           The Executive shall be eligible to participate in and receive benefits under the employee benefit plans that cover other employees of Seller Bank who become employees of Buyer Bank, subject to the terms and conditions of such plans.

(iii)           Subject to section 5(e) below, if Executive does not voluntarily terminate employment during the Term and is not involuntarily discharged during the Term for “Cause” by Buyer or Buyer Bank, Buyer shall pay or cause the Buyer Bank to pay to the Executive, on the last day of the Term: (i) a retention incentive in the amount of [NONE] Dollars ($[NONE]), and (ii) a payment of Two Hundred and Fifty Thousand Dollars ($250,000) representing an annual bonus for 2011 services (such amounts, in the aggregate equaling Two Hundred Fifty Thousand Dollars ($250,000), and hereafter referred to as the “Retention Incentive”).  The obligation of the Buyer or Buyer Bank to make any payment or provide any benefit set forth in this section 5(d)(iii) shall be contingent on the Executive’s execution and delivery to the Buyer of a release in the form attached to this Agreement as Exhibit B not later than (i) five (5) business days after the end of the Term.  The obligations under this section 5(d)(iii) shall be suspended until the eighth day following receipt of such executed release.

(e)           The Executive’s employment with the Buyer and the Buyer Bank may be terminated during the Term at any time and for any reason and, in such event:

(i)           If such termination occurs during the Term and results from the Executive's voluntary resignation or discharge for Cause:

(A)           The Buyer shall pay or cause the Buyer Bank to pay to the Executive his earned but unpaid compensation (including, without limitation, salary and all other items which constitute wages under applicable law) as of the date of his termination of employment.  This payment shall be made at the time and in the manner prescribed by law applicable to the payment of wages but in no event later than thirty (30) days after the date of the Executive's termination of employment.

(B)           The Buyer shall provide or cause the Buyer Bank to provide the benefits, if any, due to the Executive and his estate, surviving dependents or designated beneficiaries under the employee benefit plans and programs and compensation plans and programs in which the Executive participated, except for those benefits previously paid under sections 1 and 2 hereof, and except for any severance benefits otherwise payable under Buyer Bank’s severance plan.  The time and manner of payment or other delivery of these benefits and the recipients of such benefits shall be determined according to the terms and conditions of the applicable plans and programs.

(C)           The Buyer shall pay and provide, or cause the Buyer Bank to pay and provide, to the extent not already paid or provided, the payments and benefits set forth in sections 1 and 2 of this Agreement, subject to the terms and conditions of those sections.

The payments and benefits described in sections 5(e)(i)(A), (B) and (C) shall be referred to in this Agreement as the “Standard Termination Entitlements.”

(ii)           If such termination occurs during the Term and results from the Executive’s death or Disability, or from the Executive's discharge by the Buyer and the Buyer Bank other than for Cause:

(A)           The Buyer shall pay and provide or cause the Buyer Bank to pay and provide the Standard Termination Entitlements, provided that no outplacement services shall be due in the event that termination was due to death or Disability.

(B)           The Buyer shall pay or cause the Buyer Bank to pay, on the date of termination, the Retention Incentive.  The Retention Incentive shall become payable on the last day of the Term, or earlier if the Executive dies or is terminated by reason of Disability, or is terminated by Buyer or Buyer Bank for reasons other than Cause.  The obligation of the Buyer or Buyer Bank to make any payment or provide any benefit set forth in this section 5(e)(ii)(B) shall be contingent on the Executive’s execution and delivery to the Buyer of a release in the form attached to this Agreement as Exhibit B not later than (i) five (5) business days after termination of employment.  The obligations under this section 5(e)(ii)(B) shall be suspended until the eighth day following receipt of such executed release.

6.           Definition of “Cause.”

The Seller and the Seller Bank and the Buyer and the Buyer Bank (as applicable) shall have “Cause” to discharge the Executive if the Executive has failed or refused to satisfactorily perform his assigned duties under this Agreement in any material respect (including, for these purposes, the Executive's inability to perform such duties as a result of drug or alcohol dependency); has committed gross negligence in the performance of, or is guilty of continual neglect of, his assigned duties; has been convicted of, or entered a plea of guilty or nolo contendere to, the commission of a felony or any other crime involving dishonesty, personal profit or has violated, in any material respect, any law, rule, regulation, or final cease-and-desist order applicable to the Seller or the Seller Bank or the Buyer or the Buyer Bank or its or their employees (as applicable) in his performance of services for them.

7.           Protective Covenants.

(a) The Executive shall be bound by the provisions of sections 17, 18 and 19  of the Employment Agreement as if such provisions were set forth in full in this Agreement, and the Executive agrees that such provisions may be enforced by Seller Bank before the Closing Date and Buyer Bank on and after the Closing Date. The parties acknowledge that section 18(a) of the Employment Agreement shall have no force or effect following the Closing Date.

(b) The Executive agrees to be subject to the Code of Conduct of Buyer in effect as of the date hereof and as may be amended from time to time, a current copy of which is being contemporaneously delivered to the Executive herewith.

8.           Internal Revenue Code Section 280G. Reserved

9.           Internal Revenue Code Section 409A.

Notwithstanding anything in this Agreement to the contrary, to the extent necessary to comply with section 409A of the Code, if the Executive is a “specified employee” within the meaning of section 409A of the Code) on the date of his separation from service (within the meaning of section 409A of the Code), payments that become due under section 1 and 2 of this Agreement as a result of the Executive’s separation from service shall be deferred until the first business day that is six months and one day after such separation from service.  To the extent required for compliance with section 409A of the Code, references herein to “termination of employment” shall be deemed to be references to “separation from service” (within the meaning of section 409A of the Code).

10.           Successors and Assigns.

This Agreement will inure to the benefit of and be binding upon the Executive, his legal representatives and testate or intestate distributees, and the Seller, the Seller Bank, the Buyer, the Buyer Bank and their respective successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of their respective assets and business may be sold or otherwise transferred.

11.           Notices.

Any communication required or permitted to be given under this Agreement, including any notice, direction, designation, consent, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally, or by courier delivery with signature receipt, or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below or at such other address as one such party may by written notice specify to the other party:

if to the Executive, at the address on file in the personnel records for the Executive:
if to the Buyer:

Valley National Bancorp
1455 Valley Road
Wayne, New Jersey 07470

Attention: General Counsel

with a copy to:
Day Pitney LLP
Attn.:  Ronald H. Janis
7 Times Square
New York, NY 10036
Facsimile No. (212) 916-2940

if to the Seller:

State Bancorp, Inc.
Two Jericho Plaza
Jericho, New York

Attention:  General Counsel

with a copy to:

Arnold & Porter LLP
399 park Avenue
New York, New York  10022

Attention:  W. Edward Bright, Esq.

if to the Buyer Bank:

Valley National Bank
1455 Valley Road
Wayne, New Jersey 07470

Attention: General Counsel

with a copy to:
Day Pitney LLP
Attn.:  Ronald H. Janis
7 Times Square
New York, NY 10036
Facsimile No. (212) 916-2940

if to the Seller Bank:

State Bank of Long Island
Two Jericho Plaza
Jericho, New York

Attention:  General Counsel

with a copy to:

Arnold & Porter LLP
399 Park Avenue
New York, New York  10022

Attention:  W. Edward Bright, Esq.

12.           Severability.

A determination that any provision of this Agreement is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

13.           Waiver.

Failure to insist upon strict compliance with any of the terms, covenants or conditions hereof shall not be deemed a waiver of such term, covenant, or condition.  A waiver of any provision of this Agreement must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

14.           Counterparts.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

15.           Governing Law.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts entered into and to be performed entirely within the State of New York, except to the extent that such laws are pre-empted by the federal laws of the United States.

16.           Headings and Construction.

The headings of sections in this Agreement are for convenience of reference only and are not intended to qualify the meaning of any section. Any reference to a section number shall refer to a section of this Agreement, unless otherwise stated.

17.           Entire Agreement; Modifications.

This instrument contains the entire agreement of the parties relating to the subject matter hereof, and supersedes in its entirety any and all prior agreements, understandings or representations relating to the subject matter hereof.  No modifications of this Agreement shall be valid unless made in writing and signed by the Executive and the Buyer Bank. The Seller, the Seller Bank, the Buyer, the Buyer Bank and the Executive hereby agree that to the extent necessary to give effect to the provisions of this Agreement, this Agreement shall constitute an amendment of the Employment Agreement and each non-qualified deferred compensation plan in which the Executive participates.

18.           Survival.

Any provision of this Agreement which, expressly or by implication, contemplates the exercise of any right or the performance of any obligation following the expiration of the Term shall survive the expiration of the Term.

19.           Dispute Resolution.

Any dispute or controversy arising under or in connection with this Agreement (other than the enforcement by the Seller Bank or the Buyer Bank of the provisions of section 7) shall be settled exclusively by arbitration in New York, New York in accordance with the National Rules for the Resolution of Employment Disputes of the American Arbitration Association then in effect.  Judgment may be entered on the arbitrator's award in any court having jurisdiction.  The Seller Bank and Buyer Bank shall have the right to bring an action to enforce their rights under section 7 in any state or federal court located in the State of New York, and the Executive agrees to personal jurisdiction therein.

20.           Attorneys’ Fees.

The Seller and the Seller Bank and the Buyer and the Buyer Bank, as applicable, shall indemnify the Executive against reasonable costs, including legal fees and expenses, incurred by him in connection with or arising out of any action, suit or proceeding in which he may be involved as a result of his efforts, in good faith, to defend or enforce his rights under this Agreement, but only to the extent that the arbitrator or court shall have determined that the Executive substantially prevailed on the merits.

21.           Required Regulatory Provisions.

Notwithstanding anything herein contained to the contrary, any payments to the Executive by the Seller Bank or Buyer Bank, whether pursuant to this Agreement or otherwise, are subject to and conditioned upon their compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and any regulations promulgated thereunder.

22.           Effectiveness; Effect of Failure to Consummate the Transaction.

This Agreement shall take effect on the date hereof.  However, the parties' obligations to each other under this Agreement are conditioned on the consummation of the Transaction.  If such transaction is not consummated on or prior to January 31, 2012 (unless mutually extended by the Buyer and Seller under the Merger Agreement (the “Cut-off Date), the parties shall thereafter have no obligation to each other under this Agreement, and it shall be void ab initio.  If the Transaction is not consummated on or prior to the Cut-off Date, the parties shall have no obligation to each other under this Agreement after the date of such abandonment, and it shall be void ab initio.

In Witness Whereof, the Seller, the Seller Bank, the Buyer and the Buyer Bank have caused this Agreement to be executed and the Executive has hereunto set his hand, all as of the day and year first above written.

State Bancorp, Inc By /s/ Patricia M. Schaubeck Name: Patricia M. Schaubeck Title: General Counsel	Valley National Bancorp, Inc. By /s/ Gerald H. Lipkin Name: Gerald H. Lipkin Title: President and Chief Executive Officer
State Bank of Long Island By /s/ Patricia M. Schaubeck Name: Patricia M. Schaubeck Title: General Counsel	Valley National Bank By /s/ Gerald H. Lipkin Name: Gerald H. Lipkin Title: President and Chief Executive Officer
/s/ Thomas M. O'Brien Thomas M. O’Brien

EXECUTIVE RETENTION INCENTIVE AGREEMENT

EXHIBIT A

AGREEMENT AND RELEASE

THIS AGREEMENT AND RELEASE is made and entered into by and between State Bancorp, Inc., a New York corporation, State Bank of Long Island, a New York chartered commercial bank, Valley National Bancorp, a New Jersey corporation, Valley National Bank (collectively, or individually, the “Employer”) and Thomas M. O’Brien (the “Executive”).  In consideration of the mutual promises and covenants contained herein, Employer and Executive agree as follows:

1.           Executive and Employer acknowledge and agree that Executive’s receipt of the Monetary Payment, as well as the continuation of certain group health benefits and outplacement services, all as described and detailed in Section 1 of the Executive Retention Incentive Agreement (the “Retention Agreement”), is contingent upon the Executive’s execution of this Agreement and Release.  The terms of the Retention Agreement are incorporated herein by reference.

2.           Executive further acknowledges his continuing obligations under the terms of the Retention Agreement including, but not limited to, the ongoing duties and obligations set forth in Section 7 of the Retention Agreement.

3.           Employer acknowledges its continuing obligations under the terms of the Retention Agreement as set forth therein and its continuing obligations under section 5.14 of the Merger Agreement.

4.           (a)           Executive hereby irrevocably and unconditionally releases, remits, acquits and discharges Employer, its past and present parents, subsidiaries, affiliates, and divisions, and its and their past and present officers, directors, attorneys, accountants, shareholders, as well as any benefit plans and the trustees, fiduciaries, and administrators of those plans, and all successors and assigns of any of the foregoing (hereinafter referred to as "Releasees") jointly and individually, from any and all claims, known or unknown, civil or criminal, vested or contingent, which Executive, Executive’s heirs, successors or assigns have or may have against Releasees to the date of this Agreement and Release, and from any and all liability which Releasees have or may have to Executive whether denominated claims, demands, causes of action, obligations, damages, or liabilities arising from any and all bases, however denominated, to the date of this Agreement and Release.

(b)           The claims released by Executive include, but are not limited to, any claims of harassment or discrimination (for example, on the basis of age, sex, race, disability, or national origin) under any federal, state or local law, rule or regulation, including, but not limited to the Americans with Disabilities Act, 42 U.S.C. §12101, et seq. ("ADA"); the Worker Adjustment and Retraining Notification Act (also known as “WARN”), 29 U.S.C. § 2101 et seq.; the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §621, et seq. (“ADEA”); the Employee Retirement Income Security Act of 1974, as amended 29 U.S.C. §1001, et seq. ("ERISA"); the Reconstruction Era Civil Rights Act, as amended, 42 U.S.C. §1981 et seq. ("Civil Rights Act"); the Civil Rights Act of 1991, as amended, 42 U.S.C. §1981a et seq. ("CRA of 1991"); the Family and Medical Leave Act, 29 U.S.C. §2601 et seq. ("FMLA"); the Fair Labor Standards Act, 29 U.S.C. §201 et seq. ("FLSA"); the Equal Pay Act, 29 U.S.C. §206(d) et seq.; Title VII of the Civil Rights Act of 1964, as amended 42 U.S.C. §2000e, et seq. ("Title VII"); the New York Human Rights Law, the New York Retaliatory Action by Employer Law, the New York Civil Rights Law, the New York Nondiscrimination for Legal Actions Law, New York Wage-Hour Law, the New York Workers’ Compensation Law, the New York Wage Payment Law, the New York City Human Rights Law and/or any other federal, state or local statutes, laws, rules and regulations pertaining to employment, as well as any and all claims under state or federal contract or tort law including breach of contract, breach of a covenant of good faith and fair dealing, all rights under the Executive’s Employment Agreement (as defined in the Retention Agreement) to the extent not included in the Retention Agreement, or for any other benefit (except vested benefits, claims for reported and incurred but unreported events under welfare benefit plans, insurance continuation and coverage conversion rights required to be offered under applicable law, rights in respect of unexercised stock options and benefits set forth in the Retention Agreement).

(c)           Executive certifies that as of the date this Release is signed, he has reported all accidents, injuries or known illnesses relating to or arising from his employment with Employer.

2

(d)           This Agreement and Release does not affect Executive’s rights, if any, to vested benefits, to benefits (including benefits related to reported and incurred but unreported claims) under welfare benefit plans, insurance continuation and coverage conversion rights required to be offered under applicable law, to rights as a depositor, debtor or customer, or to rights as a shareholder or option holder, and nothing in this Release paragraph is intended, nor shall be construed, to release future claims arising after the date of execution of this Agreement and Release nor to affect (i) Executive’s ability to enforce the provisions of his Retention Agreement with respect to Employer' obligation, if any, to make any payments or provide any benefits to him in accordance with the terms thereof.  However, in all other respects it is understood and agreed that pursuant to this Agreement and Release paragraph Executive has waived and released any and all other claims against any of the Releasees relating in any way to his employment with Employer [FOR EXECUTIVES WHOSE EMPLOYMENT HAS BEEN TERMINATED:  and/or to the termination of that employment].  This Agreement and Release does not release or otherwise affect any of Executive’s rights, if any, to indemnification by the Employer as described in Section 5.14 of the Merger Agreement (as defined in the Retention Agreement).

5.           Executive further agrees that he has not initiated and will not initiate any complaint, lawsuit or charge against Releasees seeking any personal recovery or personal injunctive relief with respect to any matter in any way arising out of his employment with Employer [FOR EXECUTIVES WHOSE EMPLOYMENT HAS BEEN TERMINATED:  and/or to the termination of that employment].  Executive further agrees that he will not voluntarily participate in any action, charge, claim or complaint initiated or pursued by any individual, partnership, corporation or any other entity against the Releasees with respect to any matter in any way arising out of his employment with Employer, except as required by court order, subpoena, governmental agency or other judicial or arbitration process.  However, nothing in this paragraph shall prohibit Executive from bringing an action to enforce the terms of this Agreement and Release, or Executive’s rights, if any, to indemnification by the Employer as described in Section 5.14 of the Merger Agreement or filing a timely charge or complaint with the Equal Employment Opportunity Commission (“EEOC”) or participating in any investigation or proceeding conducted by the EEOC regarding any claim of employment discrimination (although as noted above he has waived any right to personal recovery or personal injunctive relief in connection with any such charge or complaint);  provided, however, that this Agreement and Release shall not affect Executive’s right to enforce his rights under this Agreement and Release and the Retention Agreement, or Executive’s rights, if any, to indemnification by the Employer as described in Section 5.14 of the Merger Agreement.

3

6.           Should any party hereto institute any action or proceeding to enforce any provision hereof, or for damages by reason of any alleged breach of any provision of this Agreement and Release, or for a declaration of such party’s rights or obligations hereunder or to set aside any provision hereof, or for any other judicial or arbitration remedy, to the extent not otherwise prohibited by law the substantially prevailing party shall be entitled to be reimbursed by the losing party for all costs and expenses incurred thereby, including, but not limited to, such amount as the Court or arbitrator may adjudge to be reasonable attorneys’ fees for the services rendered to the party finally prevailing in such action or proceeding.

7.           Executive shall make no negative statements or do anything which derogates the Releasees, its or their services, reputation, officers, directors, financial status, operations, or which damages Releasees in any business relationship.  Nor will Executive name or describe Releasees in any written medium, or for the purpose of pecuniary gain except in connection with his applications to prospective employers or upon prior written consent from each of the Releasees so named or described.  These are material provisions of this Agreement and Release.

8.           Executive agrees not to divulge the terms of this Agreement and Release or the Retention Agreement to anyone except his attorney, accountant, and immediate family members or spouse, except as required by law.  To the extent that he does divulge the terms of this Agreement and Release or the Retention Agreement to such persons, he will advise them that they must not divulge the terms of this Agreement and Release.

9.           Executive further acknowledges that the only consideration for signing this Agreement and Release is as set forth in this Agreement and Release; that the consideration received pursuant to his Retention Agreement for executing this Agreement and Release is greater than that to which he would otherwise be entitled; that no other promise or agreements of any kind have been made to him by any person or entity whatsoever to cause him to sign this Agreement and Release; and that except as specifically set forth herein or in the Retention Agreement, Executive is not entitled to additional payments under any Employer policy or plan.

4

10.           Executive understands and acknowledges that, pursuant to the Older Workers Benefit Protection Act (“OWBPA”) and the Age Discrimination in Employment Act (“ADEA”), Executive shall be provided up to twenty-one (21) days to review and consider this Agreement and Release before signing.  If Executive voluntarily elects to sign this Agreement and Release prior to the expiration of twenty-one (21) days, Executive waives any and all claims under the OWBPA and the ADEA based on not waiting the full twenty-one days.

11.           Executive further acknowledges that he is competent to execute this Agreement and Release, has been given at least twenty-one (21) days to consider this Agreement and Release and has been advised that he should, and been given the opportunity to, consult advisors, including an attorney of his own choosing; and that he fully understands the meaning and intent of this Agreement and Release and enters into it freely, voluntarily and without duress or coercion.

12.           By this Agreement and Release, the parties do not admit misconduct or violation of any federal or state law or regulation or any Employer policy or procedure.  Accordingly, this Agreement and Release shall not be admissible in any proceeding as evidence of any admission by Executive or Employer, except that the Agreement and Release may be introduced in any proceeding to enforce the Agreement and Release.

13.           If any provision of this Agreement and Release or the application thereof is held invalid, the invalidity shall not affect other provisions or applications and to this end the provisions of this Agreement and Release are declared to be severable; provided, however, that upon a finding by a court of competent jurisdiction that the waiver and release contained in paragraph 4 above is invalid or unenforceable in any way, Executive agrees, upon request by Employer, to promptly execute a waiver and release of comparable scope that is valid and enforceable.

14.           This Agreement and Release shall be construed under the laws of the State of New York and shall not be interpreted strictly for or against any party.

15.           It is understood and agreed that this Agreement and Release shall not be effective or enforceable for a period of seven (7) days following execution by Executive, and Executive may revoke this Agreement and Release for any reason during this seven (7) day period.  It is further understood and agreed that no payments will be made to Executive hereunder until after the seven (7) day revocation period has ended.

5

I acknowledge that I have carefully read this Agreement and Release and understand and agree to all of its terms including the full and final waiver and release of claims set forth above.  I further acknowledge that I have voluntarily entered into this Agreement and Release, that I have not relied upon any representation or statement, written or oral, other than those set forth in this Agreement and Release, and that I have been advised that I should consult with an attorney before signing this Agreement and Release and have had an opportunity to consult with an attorney if I wished to do so.  I acknowledge that I have been provided with twenty-one (21) days to consider this Agreement and Release and seven (7) days to revoke my signature of this Agreement and Release.

Agreed and accepted:

_____________________________________                                                                                                Date
Thomas M. O’Brien

WITNESS:

______________________________________                                                                                              Date

 ________________________

THIS IS A LEGAL AGREEMENT, RELEASE AND COVENANT NOT TO SUE.
 READ CAREFULLY BEFORE SIGNING.

6

EXECUTIVE RETENTION INCENTIVE AGREEMENT

EXHIBIT B

AGREEMENT AND RELEASE

THIS AGREEMENT AND RELEASE is made and entered into by and between Valley National Bancorp, a New Jersey corporation, Valley National Bank (collectively, or individually, the “Employer”) and Thomas M. O’Brien (the “Executive”).  In consideration of the mutual promises and covenants contained herein, Employer and Executive agree as follows:

1.           Executive and Employer acknowledge and agree that Executive’s receipt of the Retention Incentive, as described and detailed in Section 5 of the Executive Retention Incentive Agreement (the “Retention Agreement”), is contingent upon the Executive’s execution of this Agreement and Release.  The terms of the Retention Agreement are incorporated herein by reference.  Executive acknowledges that the Retention Incentive amount is in full satisfaction of his rights under Section 5 of the Retention Agreement.

2.           Executive further acknowledges his continuing obligations under the terms of the Retention Agreement including, but not limited to, the ongoing duties and obligations set forth in Section 7 of the Retention Agreement.

3.           Employer acknowledges its continuing obligations under the terms of the Retention Agreement as set forth therein and its continuing obligations under section 5.14 of the Merger Agreement.

4.           (a)           Executive hereby irrevocably and unconditionally releases, remits, acquits and discharges Employer, its past and present parents, subsidiaries, affiliates, and divisions, and its and their past and present officers, directors, attorneys, accountants, shareholders, as well as any benefit plans and the trustees, fiduciaries, and administrators of those plans, and all successors and assigns of any of the foregoing (hereinafter referred to as "Releasees") jointly and individually, from any and all claims, known or unknown, civil or criminal, vested or contingent, which Executive, Executive’s heirs, successors or assigns have or may have against Releasees to the date of this Agreement and Release, and from any and all liability which Releasees have or may have to Executive whether denominated claims, demands, causes of action, obligations, damages, or liabilities arising from any and all bases, however denominated, to the date of this Agreement and Release.

(b)           The claims released by Executive include, but are not limited to, any claims of harassment or discrimination (for example, on the basis of age, sex, race, disability, or national origin) under any federal, state or local law, rule or regulation, including, but not limited to the Americans with Disabilities Act, 42 U.S.C. §12101, et seq. ("ADA"); the Worker Adjustment and Retraining Notification Act (also known as “WARN”), 29 U.S.C. § 2101 et seq.; the Age Discrimination in Employment Act of 1967, as amended, 29 U.S.C. §621, et seq. (“ADEA”); the Employee Retirement Income Security Act of 1974, as amended 29 U.S.C. §1001, et seq. ("ERISA"); the Reconstruction Era Civil Rights Act, as amended, 42 U.S.C. §1981 et seq. ("Civil Rights Act"); the Civil Rights Act of 1991, as amended, 42 U.S.C. §1981a et seq. ("CRA of 1991"); the Family and Medical Leave Act, 29 U.S.C. §2601 et seq. ("FMLA"); the Fair Labor Standards Act, 29 U.S.C. §201 et seq. ("FLSA"); the Equal Pay Act, 29 U.S.C. §206(d) et seq.; Title VII of the Civil Rights Act of 1964, as amended 42 U.S.C. §2000e, et seq. ("Title VII"); the New York Human Rights Law, the New York Retaliatory Action by Employer Law, the New York Civil Rights Law, the New York Nondiscrimination for Legal Actions Law, New York Wage-Hour Law, the New York Workers’ Compensation Law, the New York Wage Payment Law, the New York City Human Rights Law and/or any other federal, state or local statutes, laws, rules and regulations pertaining to employment, as well as any and all claims under state or federal contract or tort law including breach of contract, breach of a covenant of good faith and fair dealing, any rights under the Executive’s Employment Agreement (as defined in the Retention Agreement) to the extent not included in the Retention Agreement, or for any other benefit (except vested benefits, claims for reported and incurred but unreported events under welfare benefit plans, insurance continuation and coverage conversion rights required to be offered under applicable law, rights in respect of unexercised stock options and benefits set forth in the Retention Agreement).

(c)           Executive certifies that as of the date this Release is signed, he has reported all accidents, injuries or known illnesses relating to or arising from his employment with Employer.

2

(d)           This Agreement and Release does not affect Executive’s rights, if any, to vested benefits, to benefits (including benefits related to reported and incurred but unreported claims) under welfare benefit plans, insurance continuation and coverage conversion rights required to be offered under applicable law, to rights as a depositor, debtor or customer, or to rights as a shareholder or option holder, and nothing in this Release paragraph is intended, nor shall be construed, to release future claims arising after the date of execution of this Agreement and Release nor to affect (i) Executive’s ability to enforce the provisions of his Retention Agreement with respect to Employer' obligation, if any, to make any payments or provide any benefits to him in accordance with the terms thereof.  However, in all other respects it is understood and agreed that pursuant to this Agreement and Release paragraph Executive has waived and released any and all other claims against any of the Releasees relating in any way to his employment with Employer [FOR EXECUTIVES WHOSE EMPLOYMENT HAS BEEN TERMINATED:  and/or to the termination of that employment].  This Agreement and Release does not release or otherwise affect any of Executive’s rights, if any, to indemnification by the Employer as described in Section 5.14 of the Merger Agreement (as defined in the Retention Agreement).

5.           Executive further agrees that he has not initiated and will not initiate any complaint, lawsuit or charge against Releasees seeking any personal recovery or personal injunctive relief with respect to any matter in any way arising out of his employment with Employer [FOR EXECUTIVES WHOSE EMPLOYMENT HAS BEEN TERMINATED:  and/or to the termination of that employment].  Executive further agrees that he will not voluntarily participate in any action, charge, claim or complaint initiated or pursued by any individual, partnership, corporation or any other entity against the Releasees with respect to any matter in any way arising out of his employment with Employer, except as required by court order, subpoena, governmental agency or other judicial or arbitration process.  However, nothing in this paragraph shall prohibit Executive from bringing an action to enforce the terms of this Agreement and Release, or Executive’s rights, if any, to indemnification by the Employer as described in Section 5.14 of the Merger Agreement or filing a timely charge or complaint with the Equal Employment Opportunity Commission (“EEOC”) or participating in any investigation or proceeding conducted by the EEOC regarding any claim of employment discrimination (although as noted above he has waived any right to personal recovery or personal injunctive relief in connection with any such charge or complaint);  provided, however, that this Agreement and Release shall not affect Executive’s right to enforce his rights under this Agreement and Release and the Retention Agreement, or Executive’s rights, if any, to indemnification by the Employer as described in Section 5.14 of the Merger Agreement.

3

6.           Should any party hereto institute any action or proceeding to enforce any provision hereof, or for damages by reason of any alleged breach of any provision of this Agreement and Release, or for a declaration of such party’s rights or obligations hereunder or to set aside any provision hereof, or for any other judicial or arbitration remedy, to the extent not otherwise prohibited by law the substantially prevailing party shall be entitled to be reimbursed by the losing party for all costs and expenses incurred thereby, including, but not limited to, such amount as the Court or arbitrator may adjudge to be reasonable attorneys’ fees for the services rendered to the party finally prevailing in such action or proceeding.

7.           Executive shall make no negative statements or do anything which derogates the Releasees, its or their services, reputation, officers, directors, financial status, operations, or which damages Releasees in any business relationship.  Nor will Executive name or describe Releasees in any written medium, or for the purpose of pecuniary gain except in connection with his applications to prospective employers or upon prior written consent from each of the Releasees so named or described.  These are material provisions of this Agreement and Release.

8.           Executive agrees not to divulge the terms of this Agreement and Release or the Retention Agreement to anyone except his attorney, accountant, and immediate family members or spouse, except as required by law.  To the extent that he does divulge the terms of this Agreement and Release or the Retention Agreement to such persons, he will advise them that they must not divulge the terms of this Agreement and Release.

9.           Executive further acknowledges that the only consideration for signing this Agreement and Release is as set forth in this Agreement and Release; that the consideration received pursuant to his Retention Agreement for executing this Agreement and Release is greater than that to which he would otherwise be entitled; that no other promise or agreements of any kind have been made to him by any person or entity whatsoever to cause him to sign this Agreement and Release; and that except as specifically set forth herein or in the Retention Agreement, Executive is not entitled to additional payments under any Employer policy or plan.

10.           Executive understands and acknowledges that, pursuant to the Older Workers Benefit Protection Act (“OWBPA”) and the Age Discrimination in Employment Act (“ADEA”), Executive shall be provided up to twenty-one (21) days to review and consider this Agreement and Release before signing.  If Executive voluntarily elects to sign this Agreement and Release prior to the expiration of twenty-one (21) days, Executive waives any and all claims under the OWBPA and the ADEA based on not waiting the full twenty-one days.

4

11.           Executive further acknowledges that he is competent to execute this Agreement and Release, has been given at least twenty-one (21) days to consider this Agreement and Release and has been advised that he should, and been given the opportunity to, consult advisors, including an attorney of his own choosing; and that he fully understands the meaning and intent of this Agreement and Release and enters into it freely, voluntarily and without duress or coercion.

12.           By this Agreement and Release, the parties do not admit misconduct or violation of any federal or state law or regulation or any Employer policy or procedure.  Accordingly, this Agreement and Release shall not be admissible in any proceeding as evidence of any admission by Executive or Employer, except that the Agreement and Release may be introduced in any proceeding to enforce the Agreement and Release.

13.           If any provision of this Agreement and Release or the application thereof is held invalid, the invalidity shall not affect other provisions or applications and to this end the provisions of this Agreement and Release are declared to be severable; provided, however, that upon a finding by a court of competent jurisdiction that the waiver and release contained in paragraph 4 above is invalid or unenforceable in any way, Executive agrees, upon request by Employer, to promptly execute a waiver and release of comparable scope that is valid and enforceable.

14.           This Agreement and Release shall be construed under the laws of the State of New York and shall not be interpreted strictly for or against any party.

15.           It is understood and agreed that this Agreement and Release shall not be effective or enforceable for a period of seven (7) days following execution by Executive, and Executive may revoke this Agreement and Release for any reason during this seven (7) day period.  It is further understood and agreed that no payments will be made to Executive hereunder until after the seven (7) day revocation period has ended.

5

I acknowledge that I have carefully read this Agreement and Release and understand and agree to all of its terms including the full and final waiver and release of claims set forth above.  I further acknowledge that I have voluntarily entered into this Agreement and Release, that I have not relied upon any representation or statement, written or oral, other than those set forth in this Agreement and Release, and that I have been advised that I should consult with an attorney before signing this Agreement and Release and have had an opportunity to consult with an attorney if I wished to do so.  I acknowledge that I have been provided with twenty-one (21) days to consider this Agreement and Release and seven (7) days to revoke my signature of this Agreement and Release.

Agreed and accepted:

_____________________________________                                                                                                Date
Thomas M. O’Brien

WITNESS:

______________________________________                                                                                              Date

 ________________________

THIS IS A LEGAL AGREEMENT, RELEASE AND COVENANT NOT TO SUE.
 READ CAREFULLY BEFORE SIGNING.

6